                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                           WATSON GENERAL CORPORATION
                (Name of Registrant as Specified in its Charter)


                             Joseph L. Christoffel
                            Chief Financial Officer
                                  32-B Mauchly
                            Irvine, California 92718
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(j)(1) or 14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transaction applies:

               --------------------------------------------------------------
          2)   Aggregate number of securities to which transaction applied:

               --------------------------------------------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

               --------------------------------------------------------------
          4)   Proposed maximum aggregate value of transaction:

               --------------------------------------------------------------

          * Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(?) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

               --------------------------------------------------------------
          2)   Form, Schedule and Registration Statement No.

               --------------------------------------------------------------
          3)   Filing Party.

               --------------------------------------------------------------
          4)   Date Filed.

               --------------------------------------------------------------

                          WATSON GENERAL CORPORATION
                                 32-B Mauchly
                           Irvine, California 92718


                              ------------------


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        OF WATSON GENERAL CORPORATION
                         Meeting Date: April 10, 1996


                              ------------------


To the Shareholder:

         We will hold the Annual Shareholders' Meeting of Watson General Corporation on Wednesday, April 10, 1996 at 2:00p.m., local time, at the Hyatt Regency Hotel, 17900 Jamboree Boulevard, Irvine, California 92714. The telephone number of the meeting place is (714) 975-1234. At the meeting we will consider and vote on these matters:

         1. The election of seven directors, to hold office until the next Annual Meeting and their successors are elected.

         2.    Any other matters that are properly raised.

         The attached Proxy Statement, which is part of this notice, provides you with more information.

         March 1, 1995 is the record date for determining which shareholders can vote at the Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. WHETHER OR NOT YOU CAN ATTEND, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE PROVIDED.

         We look forward to seeing you.


                                            By Order of the Board of Directors



                                            /s/ RONALD G. CRANE
                                            -----------------------------------
                                                Ronald G. Crane
                                                President and CEO

Irvine, California
March 8, 1995

                          WATSON GENERAL CORPORATION
                                 32-B Mauchly
                           Irvine, California 92718
                                (714) 727-4020


                               ---------------

                               PROXY STATEMENT

                               ---------------


Watson General Corporation (the "Company") is soliciting proxies in the form enclosed with this statement in connection with the Annual Meeting of Shareholders to be held April 10, 1996. All expenses of this solicitation will be borne by the Company.

We are mailing this Proxy Statement and the form of proxy starting on or about March 8, 1996.

If you give us a proxy you can revoke it at any time before it is used. To revoke it you should file a written notice revoking it with the Secretary of the Company or execute a proxy with a later date or attend the meeting and vote in person.

You may vote at the Annual Meeting only shares that you owned of record on March 1, 1996. There were 11,303,301 shares of stock outstanding on that date. Each share is entitled to one vote on each matter to be presented at the meeting.



                             ELECTION OF DIRECTORS

The Company's Board of Directors presently consists of seven directors. At the Annual Meeting, seven directors will be elected, each to hold office until the next Annual Meeting and until his successor is elected. The Board of Directors has nominated the seven persons named below. The persons named in the enclosed form of proxy will vote it for the election of the nominees listed below unless you instruct them otherwise, or the nominee is unable or unwilling to serve. The Board of Directors has no reason to believe that any nominee will be unavailable.

The California General Corporation Law, as applicable to the Company, provides that a shareholder may cumulate votes if a shareholder gives notice, prior to the voting, of an intention to cumulate votes. If such a notice is given, every shareholder may cumulate votes. Under cumulative voting, a shareholder is entitled to a number of votes for election of directors equal to the number of his or her shares times the number of directors to be elected; these votes could be cast all for one nominee, or spread among more than one, as the shareholder wishes. If cumulative voting is elected, the enclosed form of proxy gives the proxyholders discretion to cumulate votes so that they can elect the maximum possible number of nominees identified below.

Any shareholder executing the enclosed form of proxy may withhold authority to vote for any one or more nominees by so indicating in the manner described in the form of proxy. The total number of votes which such shareholder is entitled to cast will not be affected by such action. However, the proxyholders, by cumulating the votes of other shareholders, could offset the effect of the withheld authority.

NOMINEES FOR DIRECTOR

The following information as of March 1, 1996 is provided about the seven nominees for election as directors of the Company.

CHARLES A. WATSON has served as a director of the Company since 1972 and as the Company's Chairman of the Board since 1985. He was appointed the Company's President, Chief Executive Officer and Chief Financial Officer in September 1987. He relinquished the post of Chief Financial Officer in 1991, the post of President in January 1993, and the post of Chief Executive Officer in July 1994. Mr. Watson is 65.

RONALD G. CRANE has served as a Director of the Company since 1973. At the Company's Board of Directors meeting in January 1993, Mr. Crane was appointed President and Chief Operating Officer of the Company. In July 1994 Mr. Crane was appointed Chief Executive Officer. Mr. Crane is also President and Chief Executive Officer of Toxguard Systems, Inc. and EnvirAlert, Inc., and Toxguard Fluid Technologies, Inc. three subsidiaries of the Company. Mr. Crane is 48.

JOSEPH L. CHRISTOFFEL has served on the Board of Directors since February 1993. He is a certified public accountant and was appointed by the Board of Directors as Secretary and Chief Financial Officer of the Company in January 1993. He has been a CPA since 1977, has practiced public accounting and has held the position of Chief Financial Officer for both private and public organizations. During the last five years he has been the owner of SMS, a data processing firm and a partner of TRIAAC, a development and services company, both in Sacramento, California. Mr. Christoffel is 43.

JOHN M. MARENCIK has served on the Board of Directors since February 1996. He founded EnviroQuest Technologies, Ltd., which was acquired by the Company in January, 1996, in 1990, and has served as an officer and director of that company since then. Prior to founding EnviroQuest, Mr. Marencik was employed by Hall-Kimrell Environmental Services as Director of Analytical Sales. Mr. Marencik is 43.

DENNIS E. MULLIGAN was elected to serve on the Board of Directors in 1992. Since 1977, he has been a principal with Lambert Smith Hampton, a large commercial real estate brokerage company. He has been a Watson General shareholder since 1978. Mr. Mulligan is 50.

ROGER H. SHERWOOD has served on the Board of Directors since February 1996. He has been President of EnviroQuest Technologies, Ltd., a wholly owned subsidiary of the Company, since October, 1995. Prior to joining EnviroQuest he was with Amoco Oil Company for approximately thirty years, most recently serving as District Manager for the Kansas City District from 1988 through 1994. As such, Mr. Sherwood managed and directed a five-state marketing distribution operation, which had net sales of $450 Million. From 1994 until September, 1995 Mr. Sherwood was employed by MPSI a provider of site location services to the petroleum industry. Mr. Sherwood is 54.

JAMES M. SMATHERS has served as a Director of the Company since 1972. Mr. Smathers has been a certified public accountant for over 29 years, and had operated his own accounting firm from 1968 until he retired in 1985. Mr. Smathers is 69.

ATTENDANCE AT BOARD MEETINGS

During the fiscal year ended September 30, 1995, the Company's Board of Directors held twenty (12) meetings. Each current director attended at least 75% of the Board meetings that he was eligible to attend.


STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 1, 1996 of (i) each director, (ii) the chief executive officer of the Company named in the Executive Compensation Table appearing below, and (iii) all directors and executive officers of the Company as a group.

                                        Number of Shares         Percent of
Name                                   Beneficially Owned     Outstanding Shares
----                                   ------------------     ------------------
Charles A. Watson                          1,216,000               10.76%
5166 Soledad Road
San Diego, CA 92109

Ronald G. Crane                            1,129,500(1)             9.41%
9152 Shady Hollow Way
Fair Oaks, CA 95628

Joseph L. Christoffel                        350,000(2)             3.00%
4711 Copperfield Cir.
Roseville, CA 95746

James M. Smathers                            133,750(3)             1.18%
3261 Purer Road
Escondido, CA 92029

Dennis E. Mulligan                            55,000(4)          less than 1%
141 Seventh Street
Del Mar, CA 92108

John M. Marencik                             860,900(5)             7.60%
Wallace Reserve 2 Route 4
Lees Summit, MO 64063

Roger H. Sherwood                            139,000(6)             1.22%
13815 Woodward
Overland Park, KS 66223

All officers and directors
as a group (five persons)                  3,884,150               30.77%

(1) Includes options granted by the Company to purchase up to 400,000 shares of common stock. The options are fully vested and expire September 30, 1998. The options are exercisable at $1.50 per share. Includes options granted by the Company to purchase up to 300,000 shares of Common Stock.

         Options vest as to 100,000 shares on each of May 27, 1994, 1995, and 1996. All options expire five years from vesting and are exercisable at $2.625 per share after vesting.

(2) Includes options granted by the Company to purchase up to 350,000 shares of common stock. Options vest as to 50,000 on May 27, 1993 and 100,000 shares on each of May 27, 1994, 1995, and 1996. All options expire five years from vesting and are exercisable at $2.625 per share after vesting.

(3) Includes options granted by the Company to purchase up to 76,518 shares of common stock. The options are fully vested and expire June 28, 1998, and are exercisable at $2.44 per share.

(4) Includes options granted by the Company to purchase up to 50,000 shares of common stock. The options are fully vested and expire February 16, 1999, and are exercisable at $2.625 per share.

(5) Includes options granted by the Company to purchase up to 25,000 shares of common stock. The options are fully vested and expire January 31, 1999, and are exercisable at $0.50 per share.

(6) Includes options granted by the Company to purchase up to 120,000 shares of common stock. Options vest as to 40,000 shares on each of September 28, 1996, 1997, and 1998. All options expire five years from vesting and are exercisable at $2.50 per share after vesting.


DIRECTORS' COMPENSATION

Commencing January 4, 1994 the Company began compensating outside directors $250.00 per Board meeting for physical attendance at Board of Directors meetings. Prior to this date members of the Board of Directors received no compensation for services rendered in their capacity as Directors.

In June, 1993 the Company granted to James Smathers an option to purchase up to 81,250 shares of Common Stock. The options are fully vested, expire June 28, 1998, and are exercisable at $2.44 per share (the bid price for the Company's Common Stock on the date of grant). In July 1993, Mr. Smathers exercised options to purchase 4,732 shares.

In February, 1995 the Company granted to Dennis Mulligan an option to purchase up to 50,000 shares of Common Stock. The options are fully vested, expire February 16, 1999, and are exercisable at $2.625 per share (the bid price for the Company's Common Stock on the date of grant).


OBLIGATION TO ELECT CERTAIN DIRECTORS

In connection with the acquisition of EnviroQuest Technologies, Inc. in January, 1996, the Company agreed to use its reasonable best efforts to elect John M. Marencik, and Roger H. Sherwood to the Board of Directors of the Company during Mr. Marencik's three year employment by EnviroQuest Technologies, Ltd.


COMMITTEES OF THE BOARD OF DIRECTORS

The Company's Board of Directors does not have Executive, Audit, Compensation, Nominating or other committees.


CERTAIN TRANSACTIONS

In November 1993, Charles A. Watson promised to loan $200,000 to the Company at simple interest of five percent (5%) if collections from certain receivables of the Company and certain proceeds from the exercise of securities of the Company did not reach $700,000 by December 15, 1993. The Company received in excess of $700,000 from said collection and exercises and the loan was therefore not made.

In December 1994, Charles A. Watson loaned the Company the sum of $49,900 at no interest. The funds were used to complete the Company's acquisition of an environmentally distressed property in San Diego California. The Company repaid the entire amount in March 1995.



                                STOCK OWNERSHIP


STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of all persons, other than directors and officers of the Company, who are known to the Company to own more than 5% of the Company's outstanding Common Stock as of March 1, 1996. Information concerning the beneficial ownership of Common Stock as of March 1, 1996 of (i) each director, (ii) the chief executive officer of the Company, and (iii) all directors and executive officers of the Company as a group is set forth under the caption Stock Ownership of Directors and Officers on Page 3 of this Proxy Statement.


                                  Number of Shares            Percent of
Name                             Beneficially Owned       Outstanding Shares
----                             ------------------       ------------------
James C. Ray                        914,287(1)                  8.09%
1140 Airport Road
Minden, NV 89423

(1) Includes 57,143 shares of common stock owned by June M. Ray, the spouse of James C. Ray.



                             EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation provided to the Company's Chief Executive Officer and Chairman. No other executive officer or employee received, total annual salary and bonus exceeding $100,000.00.


Name and Principal                   Fiscal                        All Other
     Position                         Year          Salary       Compensation
------------------                   ------         ------       ------------
RONALD G. CRANE(1)                    1995          75,000
   Chief Executive Officer            1994          73,558
   President                          1993          66,964

CHARLES A. WATSON(2)                  1995          84,000         34,992(3)
   Chairman of the Board              1994          82,385         33,792(3)
                                      1993          79,100         33,291(3)

(1) Mr. Crane did not receive any bonus or other annual compensation during the fiscal year ended September 30, 1994. Mr. Crane did not receive or exercise any options to purchase Common Stock during the fiscal year ended

         September 30, 1994. Mr. Crane did not receive any long-term incentive plan award during the fiscal year ended September 30, 1994. Mr. Crane received no other compensation during the fiscal year ended September 30, 1994. Mr. Crane does not have an employment agreement with the Company.

(2)      Mr. Watson did not receive any bonus or other annual compensation.
         Mr. Watson did not receive or exercise any options to purchase Common Stock during the fiscal year ended September 30, 1994 and held no unexercised options on September 30, 1994. In addition, Mr. Watson did not receive any long-term incentive plan award during the fiscal year ended September 30, 1994. Mr. Watson does not have an employment agreement with the Company.

(3) The Company has also adopted a retirement plan for Mr. Charles A. Watson. Benefits of $2,700 per month are payable to Mr. Watson or his wife, if she survives him, for life with a ten year guaranteed payment, subject also to annual cost of living increases.

In accordance with the Statement of Financial Accounting Standards No. 106 ("SFAS 106"), "Employers' Accounting for Postretirement Benefits Other Than Pensions," the Company elected for immediate recognition under SFAS 106 and the projected benefit obligation of $462,000 or $.08 per share relating to prior service costs under the agreement was recognized as a cumulative effect of accounting change as of October 1, 1991.


                                 OTHER MATTERS

Management does not know of any matters to be presented at the Annual Meeting other than the election of directors. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the proxy to vote it in accordance with their judgment.


               PROPOSALS OF SHAREHOLDERS FOR 1996 ANNUAL MEETING

All proposals of shareholders intended to be presented at the Company's 1996 Annual Meeting of Shareholders must be received by the Company at its executive offices no later than December 31, 1996 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.


                            REQUESTS FOR FORM 10-KSB

The Company will provide without change, at the written request of any beneficial owner of shares entitled to vote at the Annual Meeting of Shareholders, a copy (without exhibits) of the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1995, as filed with the Securities and Exchange Commission. Requests should be made to the Secretary, Watson General Corporation, 32-B Mauchly, Irvine, California 92718.


                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             /s/ RONALD G. CRANE
                                             ----------------------------------
                                                 Ronald G. Crane
                                                 President and CEO

PROXY                      WATSON GENERAL CORPORATION                     PROXY
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 10, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Ronald G. Crane and Joseph L. Christoffel, or either of them, proxies and attorneys, each with full power of substitution, to vote all the shares of Common Stock of Watson General Corporation, a California corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 10, 1996, at 2:00p.m., local time, and at any postponement or adjournment thereof with respect to Proposal set forth in the Proxy Statement and upon any other matter that may properly come before the meeting or any adjournment.

         This Proxy (properly executed) will be voted in the manner directed herein by the undersigned stockholder. The Board of Directors recommends that you vote for the election of the seven director nominees in this proxy.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES.

     1.   ELECTION OF DIRECTORS

          [ ]   FOR all nominees listed below (except as marked to the contrary)

          [ ]   WITHOUT AUTHORITY to vote for all nominees listed below

                 (Continued and to be signed on reverse side)

                          (Continued from other side)

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK A LINE THROUGH THE NOMINEE'S NAME BELOW:

Charles A. Watson   Ronald G. Crane   Joseph L. Christoffel   James M. Smathers

          Dennis E. Mulligan   John M. Marencik   Roger H. Sherwood


                                         Date                             , 1996
                                              ----------------------------


                                         ---------------------------------------
                                         Signature


                                         ---------------------------------------
                                         Signature if held jointly




         (Please mark, sign, date and return the proxy card promptly)